UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 27, 2015

CTS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1142 West Beasley Ave.
Elkhart, Indiana	46514
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 523-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                                          Results of Operations and Financial Condition.

On April 27, 2015, CTS Corporation (the “Registrant”) issued a press release providing certain results for the quarterly period ended March 29, 2015 as more fully described in the press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing made by the Registrant under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01                                                          Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated April 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

	By:	/s/ Robert J. Patton
	Name:	Robert J. Patton
	Title:	Vice President, General
Counsel and Secretary

Date: April 28, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated April 27, 2015.